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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------


                        DATE OF REPORT: OCTOBER 16, 2002

                              --------------------

                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              --------------------


   MARYLAND                          0-2525               31-0724920
---------------              ----------------------       ----------
(STATE OR OTHER               (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
                              --------------------


                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                              ---------------------




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ITEM 5.  OTHER EVENTS

           On October 16, 2002, Huntington Bancshares Incorporated ("Huntington") announced that Don Conrad, 74, retired from its 11-member board of directors. His retirement was effective immediately.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)         Exhibits

Exhibit 99 - News release of Huntington Bancshares Incorporated, dated October 16, 2002.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           HUNTINGTON BANCSHARES INCORPORATED

Date: October 16, 2002               By: /s/ Richard A. Cheap
                                         -------------------------------------
                                         Richard A. Cheap, Secretary

                                  EXHIBIT INDEX

 Exhibit No.   Description

 99   *        Press release of Huntington Bancshares Incorporated, dated
               October 16, 2002.


 ----------------


 * Filed with this report.